THIS WARRANT AND ANY SHARES ISSUED BY EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. NO OFFER, SALE OR OTHER TRANSFER OF THIS WARRANT OR SUCH SHARES ISSUED BY EXERCISE OF THIS WARRANT MAY BE MADE UNLESS REGISTERED UNDER SUCH LAWS OR EXEMPT FROM REGISTRATION.

THIS WARRANT AND THE SHARES ISSUED PURSUANT TO THE EXERCISE OF THIS WARRANT ARE SUBJECT TO THE TERMS OF THAT CERTAIN TRADING AGREEMENT BETWEEN THE HOLDER, AND THE COMPANY, DATED AS OF APRIL 1, 2022. A COPY OF THE TRADING AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY.

COMMON STOCK PURCHASE WARRANT

This Common Stock Purchase Warrant (this Warrant) issued on April  1, 2022 (the Issue Date) by Rapid Therapeutic Science Laboratories, Inc., a Nevada corporation (the Company), entitles Jeffrey J. Kimbell & Associates, Inc., a District of Columbia corporation (the Holder), to purchase up to 360,000 shares (the Shares) of the common stock of the Company, par value $0.001 per share (the Common Stock), as determined in accordance with Article 2, at a price for each Share of $10.00, as such price may be adjusted in accordance with Article 2 (the Warrant Price), on any date on or before April 1, 2032 (the Expiration Date). This Warrant has been issued for services provided by the Holder to the Company and other good and valuable consideration that the Company and the Holder agree is sufficient consideration for their mutual agreements, obligations, representations and warranties stated in this Warrant.

1.Exercise.

(a)Method of Exercise. This Warrant may be exercised in whole or in part, at any time and from time to time on or before the Expiration Date to purchase fully paid and non-assessable Shares of Common Stock. The Holder exercises this Warrant by delivering this Warrant together with a completed and executed Notice of Exercise in substantially the form attached as Exhibit A to the Company in accordance with Section 5(f) that states the date on which the Notice of Exercise is delivered (the Exercise Date) and the number of shares to which the Notice of Exercise relates (the Exercise Shares). Unless the Holder is exercising this Warrant using the cashless exercise method described in Section 1(b), the Holder will also deliver to the Company concurrently with the Notice of Exercise a check, wire transfer to an account designated by the Company, or other form of payment reasonably acceptable to the Company in an amount equal to the Warrant Price on Exercise Date multiplied by the number of Exercise Shares.

(b)Cashless Exercise. The Holder may elect to exercise this Warrant without delivering a cash payment by receiving a number of Shares less than the number of Exercise Shares determined in accordance with the following equation.

X=((A−B)xC)÷A, with the variables used as stated below:

Xis the number of Shares issued to the Holder as a result of the cashless exercise of this Warrant;

Ais the Fair Market Value (as defined below) on the Exercise Date;

Bis the Warrant Price on the Exercise Date; and

Cis the number of Exercise Shares.

If X is a negative number or zero, no Shares will be issued on a cashless exercise pursuant to this Section 1(b). If no Shares will be issued on a cashless exercise or the Holder does not agree with the Fair Market Value determined pursuant to Section 1(c), the Holder may in its sole discretion elect to rescind the cashless exercise and instead exercise this Warrant by delivering a cash payment in accordance with Section 1(a).

(c)Fair Market Value. Fair Market Value as of a designated date (the Determination Date) is calculated as stated below.

(i)If the Common Stock is listed or quoted on one or more stock exchanges or other securities trading systems with regularly reported sale prices, the Fair Market Value is the closing or last daily sale price of the Common Stock reported on the trading day immediately before the Exercise Date.

(ii)If the Determination Date is the date of a liquidation, dissolution or winding up of the Company in accordance with the governing documents of the Company, the Fair Market Value will be the amount paid or payable per share to holders of the Common Stock in accordance with the governing documents of the Company.

(d)Delivery of Certificate and New Warrant. As soon as reasonably practicable after the Holder exercises this Warrant, the Company will deliver to the Holder (i) certificates representing the Shares issued to the Holder and (ii) if this Warrant has not been fully exercised and has not expired, a new Warrant in identical form as this Warrant that entitles the Holder to purchase all Shares for which the Holder has not previously delivered a Notice of Exercise.

(e)Replacement of Warrant. The Company will execute and deliver a replacement of this Warrant to the Holder after receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (i) in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory to the Company; or (ii) in the case of mutilation, on surrender of this Warrant as so mutilated.

(f)Sale, Merger, or Consolidation of the Company. As used in this Warrant, Acquisition means any sale or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction. On the closing date of an Acquisition, (i) the acquiring or successor entity will assume the obligations of this Warrant, and the right to purchase each Share remaining in the unexercised portion of the Warrant will be exercisable to purchase the securities, cash, and property paid for each Share outstanding on such closing date with respect to each Share then issuable under this

Warrant; and (ii) if the Warrant Price then in effect is higher than $7.75, the Warrant Price will be reduced to $7.75.

(g)Automatic Exercise. On the Expiration Date, if the Fair Market Value of the Common Stock is greater than the Warrant Price on such date, this Warrant will automatically be deemed to be exercised on a cashless basis pursuant to Section 1(b) as to all Shares for which it shall not previously have been exercised, and the Company will promptly deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

2.Shares.

(a)Number of Shares. The aggregate number of Shares for which this Warrant may be exercised will be determined based on the completion of the conditions stated below (each a Condition), up to a maximum aggregate number of 360,000 Shares. The Warrant may only be exercised if at least one Condition is completed for the stated number of Shares related to that Condition. The completion of each additional Condition will increase the total Shares for which this Warrant may be exercised by the stated number of Shares related to that additional Condition. Unless stated otherwise, each Condition is independent of the other Conditions and no individual Condition is required as a prerequisite for the completion of any other Condition. If a Condition is completed at any time, the Shares for which this Warrant may be exercised will be increased by the stated number of Shares regardless of any future event related to such Condition. If none of the Conditions are completed before the Expiration Date, this Warrant will not be exercisable for any Shares.

(i)If the Company completes a merger, acquisition, or divestiture with a firm or investor introduced to the Company by Jeffrey J. Kimbell & Associates, Inc. (the Contractor) resulting in a material change in the capitalization or assets of the Company, the number of Shares for which this Warrant may be exercised will be increased by 160,000 Shares.

(ii)If the Company  enters into a definitive agreement with the University of Mississippi (Ole Miss) for a collaborative effort for medical research of cannabis resulting in an Investigative New Drug (IND) study being approved by the U.S. Food and Drug Administration (FDA) and the U.S. Drug Enforcement Administration (DEA) and the right to commence a commercial IND at or near the conclusion of a research IND, the number of Shares for which this Warrant may be exercised will be increased by 40,000 Shares.

(iii)If the Company completes a commercial IND study stemming from any agreement with Ole Miss wherein a medical cannabis inhaler product is approved by the FDA leading to the ability to market such product to the public as a prescription or over the counter (OTC) product, the number of Shares for which this Warrant may be exercised will be increased by 40,000 Shares.

(iv)If the Company completes a commercial IND study wherein an OTC or prescription cannabis inhaler product containing only hemp derivatives is approved by the FDA leading to the ability to market such product to the public, the number of Shares for which this Warrant may be exercised will be increased by 40,000 Shares.

(v)If the Company applies for and is granted a Medicaid number for any products discussed in Sections 2(a)(iii) or 2(a)(iv), the number of Shares for which this Warrant may be exercised will be increased by 40,000 Shares.

(vi)If the Company applies for and is granted a Medicare number for any products discussed in Sections 2(a)(iii) or 2(a)(iv), the number of Shares for which this Warrant may be exercised will be increased by 40,000 Shares.

(vii)As used in this Section 2(a), the successful completion of any matter related to a Condition means that such matter is completed to the extent that it can be commercially monetized at the conclusion of any study, approval, fulfillment of a contract, or other matter, as reasonably determined by the Company.

(viii)In the event that the Independent Contractor Agreement between the Contractor and the Company is terminated before to the final completion of any Condition, the subsequent completion of the Condition will increase the number of Shares for which this Warrant may be exercised if the Contractor participated to a material degree in the completion of such Condition.

(b)Adjustment for Stock Dividends, Splits and Offerings.

(i)If the Company, at any time while this Warrant is outstanding: (i) pays a dividend on the Shares payable in Common Stock, (ii) subdivides the outstanding Shares into a greater number of Shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each such case (1) the Warrant Price will be adjusted by multiplying the Warrant Price then in effect by a fraction, the numerator of which equals the number of outstanding shares of Common Stock outstanding immediately prior to such event, and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event, and (2) the number of Shares issuable hereunder will be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Such adjustments will take effect on the effective date of such dividend, subdivision, combination or reclassification, as the case may be. The provisions of this Section 2(a) will similarly apply to any successive reclassifications, exchanges, combinations, substitutions, recapitalizations and reorganizations.

(ii)If the Company makes an offering or sells shares of Common Stock or securities exercisable for or convertible into Common Stock (1) at an offering or sale price below the then current Warrant Price (after giving effect to any exercise or conversion, if applicable); and (2) in connection with securities of the Company being listed or during the period securities of the Company are listed on the Nasdaq Stock Market or the New York Stock Exchange, then the Warrant Price will be reduced to the lowest price at which shares of Common Stock were sold (after giving effect to any exercise or conversion, if applicable).

(c)No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company.

(d)Fractional Shares. No fractional Shares will be issuable upon exercise of the Warrant and the number of Shares to be issued will be rounded down to the nearest whole Share.  If a fractional share interest arises upon any exercise of the Warrant, the Company will eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the Fair Market Value of a full Share.

3.Representations, Warranties and Other Agreements.

(a)The Company. The Company represents and warrants to the Holder, and agrees to the obligations stated below.

(i)The Company is a corporation validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted.

(ii)This Warrant constitutes the Company’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. All corporate action has been taken on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution and delivery of this Warrant and the issuance of the Shares upon exercise of this Warrant.

(iii)The Holder will not have any rights as a shareholder of the Company until the exercise of this Warrant. The Shares for which this Warrant is exercisable will be free from preemptive rights and any other rights that would prevent the exercise of this Warrant in full by the Holder.

(iv)The Shares which may be issued upon the exercise of this Warrant will be duly reserved from the Company’s authorized and unissued capital stock. The Company will take all steps necessary to ensure that all Shares issued on the exercise of this Warrant will be duly authorized, validly issued, fully paid and nonassessable, free of any liens and encumbrances, and issued to the Holder without violation of any applicable law or governmental regulation or any requirements of any stock exchanges or other securities trading systems upon which the Shares may be listed, other restrictions on transfer provided for in the Trading Agreement or under applicable federal and state securities laws.

(b)The Holder. The Holder represents and warrants to the Company as stated below.

(i)This Warrant and any Shares acquired upon exercise of this Warrant by the Holder are being acquired (i) for investment purposes exclusively for the account of the Holder, (ii) not as a nominee or agent for any other party, and (iii) not with a view to a public resale or distribution in violation of applicable securities laws. The Holder was not formed for the specific purpose of acquiring this Warrant or the Shares.

(ii)The Holder has received or has had access to the information it considers necessary or appropriate to make an informed investment decision with respect to this Warrant and the Shares.

(iii)The Holder (i) understands that this Warrant and the Shares involves substantial risk, (ii) has experience as an investor in securities of companies in the development stage, (iii) acknowledges that it can bear the economic risk of an investment in this Warrant and the Shares, and (iv) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in this Warrant and the Shares.

(iv)The Holder is an accredited investor as defined in Rule 501 promulgated under the U.S. Securities Act of 1933 (the Securities Act).

(v)The Holder understands that this Warrant and the Shares issuable on its exercise have not been registered under the Securities Act or the securities laws of any state in reliance on exemptions from registration. These exemptions rely on the representations and warranties regarding the investment intent, disclosure of information, and qualifications of the Holder In this Section 3.

4.Miscellaneous.

(a)Term. This Warrant is exercisable in whole or in part at any time and from time to time on or before the Expiration Date.

(b)Restrictive Legends. This Warrant and any certificate representing the Shares will include a restrictive legend in substantially the following form:

THIS WARRANT AND ANY SHARES ISSUED BY EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. NO OFFER, SALE OR OTHER TRANSFER OF THIS WARRANT OR SUCH SHARES ISSUED BY EXERCISE OF THIS WARRANT MAY BE MADE UNLESS REGISTERED UNDER SUCH LAWS OR EXEMPT FROM REGISTRATION.

(c)Transfer. After providing the Company with written notice, the Holder may transfer or assign all or part of this Warrant or the Shares issued on exercise of this Warrant to any transferee. In connection with any such transfer, the Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of such transferee and the Holder will surrender this Warrant to the Company for reissuance to any transferee and the Holder, if applicable. However, this Warrant and the Shares issued on exercise of this Warrant may not be transferred or assigned without compliance with applicable federal and state securities laws by the transferor and the transferee. In connection with any proposed transfer of this Warrant or the Shares issued on exercise of this Warrant to any person other than an affiliate of the Holder, the Holder will deliver to the Company a written opinion of legal counsel reasonably acceptable to the Company that states that that such transfer complies with applicable federal and state securities laws. In addition, this Warrant and the Shares issued pursuant to this Warrant are subject to that certain Trading Agreement between the Company and the Holder dated as of the same date as this Warrant that imposes restrictions on any sale or other transfer of this Warrant or such Shares as stated in such Trading Agreement.

(d)Notices. All notices and other communications between the Company and the Holder will be in writing and will be deemed delivered (i) on the date of personal delivery, (ii) on the date actually delivered to the address of the recipient by courier service or U.S. mail, and (iii) on the date when actually received and read by the recipient when delivered by email. Notices will be addressed as stated below until the receiving party notifies the other party of a new address in accordance with this Section 5(d).

If to the Holder:

Jeffrey J. Kimbell & Associates, Inc.

2100 Park Ave. #680287

Park City, UT 84068

Attn: Jeffrey J. Kimbell, President

Email: JKimbell@kimbell-associates.com

If to the Company:

Rapid Therapeutic Science Laboratories, Inc.

5580 Peterson Ln.

Suite 120

Dallas, TX 75240

Attn: Donal R, Schmidt, Jr.

Email: don@rtslco.com

(e)Amendment. This Warrant may only be amended or waived by a written agreement executed by the Holder and the Company.

(f)Governing Law. This Warrant will be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to laws regarding conflicts of laws.

(g)Execution. This Warrant may be executed in counterparts with the same effect as if all parties had executed the same document. All counterparts will be construed together and will constitute a single agreement. This Warrant may be executed by delivery of an image of the executed document or by an electronic signature application provided by a third party, which signatures will be effective execution and delivery.

Intending to create a legally binding agreement, the undersigned have executed this Warrant as of the Issuance Date.

The Company

Rapid Therapeutic Science Laboratories, Inc.

By:/s/ Donal R. Schmidt, Jr.

Name:Donal R. Schmidt, Jr.

Title:Chief Executive Officer

The Holder

Jeffery J. Kimbell & Associates, Inc.

By:/s/ Jeffery J. Kimbell

Name:Jeffery J. Kimbell

Title:President

Signature Page

Common Stock Purchase Warrant

EXHIBIT A

NOTICE OF EXERCISE FORM

The undersigned Holder, pursuant to the provisions of the attached Common Stock Purchase Warrant (the Warrant), hereby elects to exercise the Warrant to purchase (check applicable box). Defined terms used in this Notice of Exercise have the same meaning as used in the Warrant.

Exercise Date:	______________________________
Number of Exercise Shares:	______________________________
Warrant Price:	$_________________
Fair Market Value:	$_________________

The Holder elects to pay the total Warrant Price for the Exercise Shares as stated below.

☐By delivery of $______________________ in cash.

☐By delivery of ______________________ Shares in accordance with a cashless exercise a described in Section 1(b).

The undersigned requests that the certificates representing the Shares issued pursuant to this Notice of Exercise be titled to the Holder and delivered to the following address.

_____________________________________________

_____________________________________________

_____________________________________________

_____________________________________________

The Holder

_____________________________________________

By:_____________________________________________

Name:_____________________________________________

Title:_____________________________________________